CPI AEROSTRUCTURES, INC.
EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CPI Aerostructures, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2011 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 9, 2011
	By:	/S/ Edward J. Fred
Name:Edward J. Fred
Title: Chief Executive Officer and President

Date: November 9, 2011
	By:	/S/ Vincent Palazzolo
Name:Vincent Palazzolo
Title: Chief Financial Officer